UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

 TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 15, 2010

Shopoff Properties Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-139042	20-5882165
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8951 Research Drive, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 874-7348

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

TABLE OF CONTENTS

Item 5.07	Submission of Matters to a Vote of Security Holders

SIGNATURE

Item 5.07.        Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting, there were 2,078,650 shares entitled to vote on all matters presented to the Company’s shareholders at the Annual Meeting. Votes representing 58.0798% of the Company’s common stock were present in person or represented by proxy at our Annual Meeting of Stockholders held on June 15, 2010.

The following are the voting results of each matter submitted to the Company’s shareholders at the Annual Meeting. The proposals below are described in detail in our Proxy Statement filed with the Securities and Exchange Commission on April 29, 2010.

1.	Election of the following two nominees to the Company’s Board of Directors:

	For	Withhold	Broker Non-Votes
Stuart McManus	1,207,275	-	-
Kerry Vandell	1,207,275	-	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPOFF PROPERTIES TRUST, INC.
(Company)

Date June 17, 2010	By:	/s/ William A. Shopoff
William A. Shopoff.,
President, Chief Executive Officer and
Chairman of the Board of Directors